UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 28, 2011
APPROACH RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Ridgmar Centre
6500 West Freeway, Suite 800
Fort Worth, Texas		76116
(Address of principal executive offices)		(Zip Code)
(817) 989-9000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     On March 1, 2011, Approach Resources Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, that Approach Oil & Gas Inc. (“AOG”), a subsidiary of the Company, completed the acquisition of an additional 38.33% working interest in oil and gas properties and equipment and support facilities in the Company’s Cinco Terry operating area in the Permian Basin, Crockett County, Texas, on February 28, 2011 (the “Acquisition”), for a purchase price of $76.0 million, subject to customary adjustments, and an effective date of December 1, 2010. This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide the financial statements for the Acquisition and the pro forma financial statements required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Acquisition.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Statement of Revenue and Direct Operating Expenses of Properties Acquired by Approach Resources Inc. for the Year Ended December 31, 2010, and Notes to Historical Summaries of Revenue and Direct Operating Expenses of Properties Acquired by Approach Resources Inc. for the Year Ended December 31, 2010, are set forth in Exhibit 99.1.
(b) Pro Forma Financial Information.
Unaudited Pro Forma Combined Balance Sheet of the Company as of December 31, 2010, and Notes to Unaudited Pro Forma Combined Balance Sheet as of December 31, 2010, are set forth in Exhibit 99.2.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Hein & Associates LLP.

99.1	Statement of Revenue and Direct Operating Expenses of Properties Acquired by Approach Resources Inc. for the Year Ended December 31, 2010, and Notes to Historical Summaries of Revenue and Direct Operating Expenses of Properties Acquired by Approach Resources Inc. for the Year Ended December 31, 2010.

99.2	Unaudited Pro Forma Combined Balance Sheet of the Company as of December 31, 2010, and Notes to Unaudited Pro Forma Combined Balance Sheet as of December 31, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.
By:	/s/ J. Curtis Henderson
J. Curtis Henderson
Executive Vice President and General Counsel

Date: April 21, 2011

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Hein & Associates LLP.

99.1	Statement of Revenue and Direct Operating Expenses of Properties Acquired by Approach Resources Inc. for the Year Ended December 31, 2010, and Notes to Historical Summaries of Revenue and Direct Operating Expenses of Properties Acquired by Approach Resources Inc. for the Year Ended December 31, 2010.

99.2	Unaudited Pro Forma Combined Balance Sheet of the Company as of December 31, 2010, and Notes to Unaudited Pro Forma Combined Balance Sheet as of December 31, 2010.

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